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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2002


                           THE SPORTSMAN'S GUIDE, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                       0-15767                 41-1293081
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation )                File Number)          Identification No.)

411 Farwell Avenue, South St. Paul, Minnesota                       55075
  (Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code: (651) 451-3030

                                      None
          (Former name or former address, if changed since last report)




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Item 5.   Other Events.

         On September 3, 2002, Todd D. Peterson resigned as a director of The Sportsman's Guide, Inc. (the "Company"). There was no disagreement between Mr. Peterson and the Company on any matter relating to the Company's operations, policies or practices.






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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        THE SPORTSMAN'S GUIDE, INC.


Date:  September 18, 2002               By /s/ Charles B. Lingen
                                           -------------------------------------
                                           Charles B. Lingen
                                           Executive Vice President of
                                           Finance & Administration/CFO






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